EXHIBIT 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Francois Michelon, certify that:

1.
I have reviewed this Annual Report on Form 10-K of ENDRA Life Sciences Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 13, 2018

/s/ Francois Michelon
Name: Francois Michelon
Title: Chief Executive Officer
(Principal Executive Officer)